       LEGG MASON
--------------------------------------------------------------------------------
       CLASSIC VALUATION FUND


                                  ANNUAL REPORT TO SHAREHOLDERS
                                  October 31, 2001
                                  Primary Class

                                        [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with Legg Mason Classic Valuation Fund's annual report for the year ended October 31, 2001.

  As this letter is written, the Fund's assets are approximately $56 million. Brandywine Asset Management, Inc. is responsible for the day-to-day management of the Fund. The Fund seeks long-term growth of capital by investing in undervalued or out-of-favor companies that Brandywine believes are likely to return to better valuations.

  On the following pages, the portfolio managers for the Fund review the portfolio's structure and investment philosophy, and comment on the outlook for the Fund. As always, historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  PricewaterhouseCoopers LLP, the Fund's independent accountants, has completed its annual examination, and audited financial statements for the year ended October 31, 2001, are included in this report.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                                  Sincerely,

                                                  /S/ EDWARD A. TABER, III

                                                  Edward A. Taber, III
                                                  President

November 6, 2001

Portfolio Managers' Comments
Legg Mason Classic Valuation Fund

  For the year, the Legg Mason Classic Valuation Fund was down 4.4%, versus the S&P 500(A) which lost 24.9% and the Russell 1000 Value Index(B) which was down 11.9%. By definition, we were not exposed to the expensive part of the market, which continues to be relieved of its unrealistically high expectations. When compared to the Russell 1000 Value Index, where there are far fewer such stocks, we were able to add value by our consciously lower exposure to the more economically sensitive parts of the market, particularly in the consumer area.

  The profile of the quarterly performance was that for three out of the four quarters the Fund outperformed the relevant benchmarks. The one quarter where we lost about 1.5% to the S&P 500 was one where our current bias away from the very largest stocks hurt us. Also not helping was the strong performance of the larger bank stocks, where we are underweight.

  The exposure to financial stocks is particularly light. Our relatively large position in insurance masks the magnitude of our underweighting in the sector's most important industry: banking. By historical measures, the stocks are not particularly cheap and, to the extent that they still invest in loans, have some considerable exposure to the downside of the cycle. Additionally, and this is also more relevant for the larger ones, they have a much increased exposure to the equity market, which though it has recovered somewhat, is still a badly wounded beast that is unlikely to return anytime soon to the ebullience of the recent past. As one visiting strategist said, the whole financial sector now represents 24% of corporate profits versus only 7% 25 years ago. And the obvious question is: to what degree is this sector similar to the energy sector in the early 80's, when by inflation of its raw material its market value grew to over 30%?

  As you can see from the portfolio, we are positioned prominently in the "old economy" stocks, represented by companies that produce something tangible, such as industrials, basic materials, energy and equipment. These areas have suffered at the hands of a very strong dollar, allowing foreign competition easy picking. Capital flows to these industries have been very subdued for an extended period, resulting in well below average capacity growth. The stocks are valued at levels much cheaper than the market in spite of the fact that they have learned to live in a very low margin environment. While the current cyclical downturn masks their potential, when we do get the inevitable reversal, particularly if accompanied by a somewhat weaker dollar, there should be many upside surprises.

  We continue to retain a large exposure to the defense area. We are the first to acknowledge our astonishment at the success of the Afghan involvement, but

---------------

(A) An unmanaged index of widely held common stocks.

(B) Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. These stocks are selected from the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

realize that the reversal to the positive of the procurement cycle is still in its very early stages. Northrop Grumman and Raytheon are two of our largest holdings in that area.

  In addition to a stock being cheap versus the market, we also feel that on balance, to be attractive, a stock should also be cheap versus its own history. On September 20, we were greeted with quite an unusual opportunity when a stock that is ordinarily not in our universe of cheap stocks quite violently came into it. We were told that a very large block of Disney was being liquidated due to a margin call, resulting in our being able to buy that stock at a price to sales ratio of its 1987 low of 1.2. At 15(1)/2it also was selling at 1.5 times book value which, given its extensive film library, is very understated. Since then, we have added to the position, bringing it up to one of our larger holdings.

  While the valuation gap between growth and value stocks has closed somewhat, as measured by the general stock indices, the U.S. equity market is still hardly cheap. It would be no surprise if during the next year we enjoy a few quarters of well above average growth as we rebound from today's depressed economic activity; however, the most likely case for future economic activity, in light of the extended condition of the private sector, is one of below trendline growth. With this in mind, we continue to believe that during such a low growth environment, stocks that already reflect low expectations will be superior investments.

                                           Brandywine Asset Management, Inc.

November 20, 2001
DJIA 9901.38

Performance Information
Legg Mason Classic Valuation Fund

Performance Comparison of a $10,000 Investment as of October 31, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

  The Classic Valuation Fund has two classes of shares: Primary Class and Institutional Class. Information about the Institutional Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

Classic Valuation Fund -- Primary Class

  -------------------------------------------------
                        Average        Cumulative
                     Annual Return       Return
  -------------------------------------------------
  One Year              -4.43%            -4.43%
  Life of Class*        +5.31%           +10.77%
  -------------------------------------------------
  * Inception date: November 8, 1999
  -------------------------------------------------

[Classic Valuation Fund Graph]

                                                                   CLASSIC VALUATION FUND                 S&P 500 STOCK
VALUE TRUST                                                            PRIMARY CLASS                     COMPOSITE INDEX
-----------                                                        ----------------------                ---------------
11/8/99                                                                 $ 10000.00                         $ 10000.00
11/30/99                                                                   9720.00                           10000.00
                                                                          10090.00                           10804.00
                                                                           9640.00                           10261.00
                                                                           9370.00                           10067.00
                                                                          10140.00                           11052.00
                                                                           9990.00                           10719.00
                                                                          10440.00                           10500.00
                                                                          10090.00                           10758.00
                                                                          10230.00                           10590.00
                                                                          11090.00                           11248.00
                                                                          11210.00                           10654.00
                                                                          11590.00                           10609.00
11/30/00                                                                  11150.00                            9773.00
                                                                          12150.00                            9821.00
                                                                          12811.00                           10169.00
                                                                          12450.00                            9242.00
                                                                          12049.00                            8656.00
                                                                          12711.00                            9329.00
                                                                          12811.00                            9391.00
                                                                          12380.00                            9163.00
                                                                          12110.00                            9073.00
                                                                          11679.00                            8505.00
                                                                          10776.00                            7817.00
                                                                          11077.00                            7967.00

(A) An unmanaged index of widely held common stocks. Index returns are for periods beginning October 31, 1999.

Classic Valuation Fund

SELECTED PORTFOLIO PERFORMANCE FOR THE YEAR ENDED OCTOBER 31, 2001(A)

Strong performers(B)
---------------------------------------------
 1.  Service Corporation
      International                  +175.5%
 2.  Genuine Parts Company            +52.5%
 3.  Sappi Limited - Sponsored ADR    +36.3%
 4.  Electronics for Imaging, Inc.    +27.0%
 5.  Bank of America Corporation      +22.7%
 6.  Northrop Grumman Corporation     +19.0%
 7.  Everest Reinsurance Group
      Limited                         +14.0%
 8.  Quintiles Transnational
      Corporation                     +13.8%
 9.  Alcoa Inc.                       +12.5%
10.  The Dow Chemical Company          +8.6%
Weak performers(B)
---------------------------------------------
 1.  3Com Corporation                 -76.7%
 2.  The Boeing Company               -51.9%
 3.  Koninklijke (Royal) Philips
      Electronics N.V.                -43.5%
 4.  WorldCom, Inc.                   -43.4%
 5.  Transocean Sedco Forex Inc.      -43.1%
 6.  Tidewater Inc.                   -34.6%
 7.  Washington Mutual, Inc.          -31.4%
 8.  J.P. Morgan Chase & Co.          -22.3%
 9.  Sabre Holdings Corporation       -21.3%
10.  Verizon Communications           -13.8%

(A) Individual security performance is measured by the change in the security's price; for stocks, reinvestment of dividends is not included.

(B) Securities held for the entire year.

PORTFOLIO CHANGES SINCE APRIL 30, 2001

Securities added
----------------------------------------------
Comerica Incorporated
Countrywide Credit Industries, Inc.
Delta Air Lines, Inc.
The Walt Disney Company
General Motors Corporation
Host Marriott Corporation
Humana Inc.
JDS Uniphase Corporation
Peabody Energy Corporation
The Phoenix Companies, Inc.
Reliant Resources, Inc.
Riverstone Networks, Inc.
Rohm & Haas Company
SAFECO Corporation
Solutia Inc.
SUPERVALU INC.
Tellabs, Inc.
WorldCom, Inc. - MCI Group

Securities sold
----------------------------------------------
BCE Inc.
Caterpillar Inc.
Coach, Inc.
Constellation Energy Group
Corning Incorporated
Deere & Company
Dell Computer Corporation
E.I. du Pont de Nemours and Company
ECI Telecom Limited
Kinder Morgan, Inc.
Lucent Technologies Inc.
MetLife, Inc.
Motorola, Inc.
Nationwide Financial Services, Inc.
Sara Lee Corporation
Symantec Corporation
RenaissanceRe Holdings Ltd.
XL Capital Ltd.

Statement of Net Assets
October 31, 2001
(Amounts in Thousands)

Classic Valuation Fund

                                                                Shares/Par          Value
------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 96.8%
Basic Materials -- 9.0%
 Aluminum -- 1.6%
 Alcoa Inc.                                                           26           $   826
                                                                                   -------
 Chemicals -- 2.2%
 Air Products and Chemicals, Inc.                                      7               260
 Lyondell Chemical Company                                            42               557
 Rohm & Haas Company                                                   6               201
 Solutia Inc.                                                         15               180
                                                                                   -------
                                                                                     1,198
                                                                                   -------
 Chemicals (Diversified) -- 1.3%
 The Dow Chemical Company                                             21               701
                                                                                   -------
 Containers and Packaging (Paper) -- 1.5%
 Sappi Limited - Sponsored ADR                                        85               811
                                                                                   -------
 Metals and Mining -- 2.4%
 Peabody Energy Corporation                                           43             1,296
                                                                                   -------
Capital Goods -- 5.3%
 Aerospace/Defense -- 4.2%
 Northrop Grumman Corporation                                         16             1,579
 The Boeing Company                                                   21               678
                                                                                   -------
                                                                                     2,257
                                                                                   -------
 Electrical Equipment -- 1.1%
 Koninklijke (Royal) Philips Electronics N.V.                         26               587
                                                                                   -------
Communications Services -- 6.3%
 Telecommunications (Long Distance) -- 4.3%
 Sprint Corporation                                                   34               682
 Williams Communications Group, Inc.                                  66               110(A)
 WorldCom, Inc.                                                      100             1,346(A)
 WorldCom, Inc. - MCI Group                                           16               192
                                                                                   -------
                                                                                     2,330
                                                                                   -------
 Telephone -- 2.0%
 Verizon Communications                                               21             1,061
                                                                                   -------

                                                                Shares/Par          Value
------------------------------------------------------------------------------------------
Consumer Cyclicals -- 6.0%
 Auto Parts and Equipment -- 0.9%
 Genuine Parts Company                                                15           $   488
                                                                                   -------
 Automobiles -- 1.5%
 General Motors Corporation                                           20               826
                                                                                   -------
 Lodging/Hotels -- 1.0%
 Carnival Corporation                                                 24               512
                                                                                   -------
 Retail (Department Stores) -- 1.7%
 Federated Department Stores, Inc.                                    28               896(A)
                                                                                   -------
 Services (Commercial and Consumer) -- 0.9%
 Service Corporation International                                    76               484(A)
                                                                                   -------
Consumer Staples -- 5.5%
 Distributors (Food and Health) -- 2.2%
 SUPERVALU INC.                                                       55             1,169
                                                                                   -------
 Entertainment -- 0.9%
 The Walt Disney Company                                              27               504
                                                                                   -------
 Housewares -- 1.5%
 Newell Rubbermaid Inc.                                               29               788
                                                                                   -------
 Retail (Food Chains) -- 0.9%
 Albertson's, Inc.                                                    15               475
                                                                                   -------
Energy -- 15.5%
 Oil (Domestic Integrated) -- 4.4%
 Conoco Inc. - Class B                                                38               977
 Phillips Petroleum Company                                           16               849
 USX-Marathon Group                                                   19               535
                                                                                   -------
                                                                                     2,361
                                                                                   -------

                                                                Shares/Par          Value
------------------------------------------------------------------------------------------
Energy -- Continued
Oil (International Integrated) -- 2.7%
 BP Amoco Plc - ADR                                                   13           $   643
 ChevronTexaco Corporation                                             9               806
                                                                                   -------
                                                                                     1,449
                                                                                   -------
 Oil and Gas (Drilling and Equipment) -- 5.1%
 Tidewater Inc.                                                       39             1,179
 Transocean Sedco Forex Inc.                                          51             1,522
                                                                                   -------
                                                                                     2,701
                                                                                   -------
 Oil and Gas (Exploration and Production) -- 3.3%
 Anadarko Petroleum Corporation                                       18             1,010
 Burlington Resources Inc.                                            10               387
 CNOOC Limited - ADR                                                  18               353
                                                                                   -------
                                                                                     1,750
                                                                                   -------
Financials -- 20.9%
 Banks (Major Regional) -- 1.6%
 Comerica Incorporated                                                 6               286
 U.S. Bancorp                                                         33               587
                                                                                   -------
                                                                                       873
                                                                                   -------
 Banks (Money Center) -- 3.2%
 Bank of America Corporation                                          12               708
 Wachovia Corporation                                                 35             1,001
                                                                                   -------
                                                                                     1,709
                                                                                   -------
 Consumer Finance -- 2.3%
 Countrywide Credit Industries, Inc.                                  21               839
 The PMI Group, Inc.                                                   7               410
                                                                                   -------
                                                                                     1,249
                                                                                   -------
 Financial (Diversified) -- 3.4%
 ACE Limited                                                          22               765
 Host Marriott Corporation                                            40               268
 J.P. Morgan Chase & Co.                                              21               756
                                                                                   -------
                                                                                     1,789
                                                                                   -------
 Insurance (Life/Health) -- 2.7%
 Reinsurance Group of America, Incorporated                            6               202
 The Phoenix Companies, Inc.                                          46               585(A)
 UnumProvident Corporation                                            30               680
                                                                                   -------
                                                                                     1,467
                                                                                   -------

                                                                Shares/Par          Value
------------------------------------------------------------------------------------------
Financials -- Continued
Insurance (Property/Casualty) -- 4.1%
 Berkshire Hathaway Inc. - Class B                                     1           $ 1,059(A)
 Everest Reinsurance Group Limited                                     2               140
 SAFECO Corporation                                                   32               987
                                                                                   -------
                                                                                     2,186
                                                                                   -------
 Investment Banking/Brokerage -- 2.5%
 The Goldman Sachs Group, Inc.                                        17             1,344
                                                                                   -------
 Savings and Loan Companies -- 1.1%
 Washington Mutual, Inc.                                              19               584
                                                                                   -------
Health Care -- 6.0%
 Health Care (Drugs/Major Pharmaceuticals) -- 2.9%
 ICN Pharmaceuticals, Inc.                                            17               407
 Novartis AG - ADR                                                    30             1,114
                                                                                   -------
                                                                                     1,521
                                                                                   -------
 Health Care (Managed Care) -- 2.0%
 Humana Inc.                                                          53               608(A)
 PacifiCare Health Systems, Inc.                                      27               449(A)
                                                                                   -------
                                                                                     1,057
                                                                                   -------
 Health Care (Specialized Services) -- 1.1%
 Quintiles Transnational Corporation                                  38               600(A)
                                                                                   -------
Technology -- 13.1%
 Communications Equipment -- 1.5%
 JDS Uniphase Corporation                                             50               400(A)
 Tellabs, Inc.                                                        28               378(A)
                                                                                   -------
                                                                                       778
                                                                                   -------
 Computers (Hardware) -- 0.6%
 Electronics for Imaging, Inc.                                        15               297(A)
                                                                                   -------
 Computers (Networking) -- 1.8%
 Enterasys Networks, Inc.                                             62               494(A)
 Riverstone Networks, Inc.                                            23               293(A)
 3Com Corporation                                                     38               157(A)
                                                                                   -------
                                                                                       944
                                                                                   -------

                                                                Shares/Par          Value
------------------------------------------------------------------------------------------
Technology -- Continued
Computers (Software/Services) -- 2.4%
 Computer Associates International, Inc.                              22           $   680
 KPMG Consulting Inc.                                                 50               616(A)
                                                                                   -------
                                                                                     1,296
                                                                                   -------
 Electronics -- 0.7%
 Applera Corporation - Applied Biosystems Group                       13               388
                                                                                   -------
 Electronics (Defense) -- 2.9%
 Raytheon Company                                                     48             1,558
                                                                                   -------
 Electronics (Instrumentation) -- 0.8%
 Agilent Technologies, Inc.                                           20               441(A)
                                                                                   -------
 Electronics (Semiconductors) -- 2.0%
 Agere Systems Inc.                                                  160               736(A)
 Micron Technology, Inc.                                              15               341(A)
                                                                                   -------
                                                                                     1,077
                                                                                   -------
 Services (Computer Systems) -- 0.4%
 Sabre Holdings Corporation                                            9               242(A)
                                                                                   -------
Transportation -- 1.8%
 Air Freight -- 0.8%
 FedEx Corporation                                                    11               452(A)
                                                                                   -------
 Airlines -- 1.0%
 Delta Air Lines, Inc.                                                23               530
                                                                                   -------
Utilities -- 7.4%
 Electric Companies -- 5.9%
 Orion Power Holdings, Inc.                                           24               620(A)
 PG&E Corporation                                                     89             1,607
 Reliant Resources, Inc.                                              59               917(A)
                                                                                   -------
                                                                                     3,144
                                                                                   -------

                                                                Shares/Par          Value
------------------------------------------------------------------------------------------
Utilities -- Continued
Natural Gas -- 1.5%
 The Williams Companies, Inc.                                         28           $   797
                                                                                   -------
Total Common Stock and Equity Interests (Identified
 Cost -- $53,954)                                                                   51,793
------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.6%
Goldman, Sachs & Company
 2.6%, dated 10/31/01, to be repurchased at $702 on 11/1/01
 (Collateral: $678 Freddie Mac U.S. Government
 mortgage-backed security, 8%, due 5/1/31, value $721)           $   702               702
J.P. Morgan Chase & Co.
 2.57%, dated 10/31/01, to be repurchased at $702 on 11/1/01
 (Collateral: $690 Fannie Mae notes, 5.25%, due 1/15/09,
 value $724)                                                         702               702
                                                                                   -------
Total Repurchase Agreements (Identified Cost -- $1,404)                              1,404
------------------------------------------------------------------------------------------
Total Investments -- 99.4% (Identified Cost -- $55,358)                             53,197
Other Assets Less Liabilities -- 0.6%                                                  296
                                                                                   -------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
 4,830 Primary Class shares outstanding                          $55,745
   10 Institutional Class shares outstanding                         115
Accumulated net realized gain/(loss) on investments and
 foreign currency transactions                                      (206)
Unrealized appreciation/(depreciation) of investments and
 foreign currency translations                                    (2,161)
                                                                 -------

NET ASSETS -- 100.0%                                                               $53,493
                                                                                   =======
NET ASSET VALUE PER SHARE:

 PRIMARY CLASS                                                                      $11.05
                                                                                   =======
 INSTITUTIONAL CLASS                                                                $11.09
                                                                                   =======
------------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statement of Operations
For the Year Ended October 31, 2001
(Amounts in Thousands)

Classic Valuation Fund

--------------------------------------------------------------------------------------
Investment Income:
Dividends(A)                                                 $   611
Interest                                                          70
                                                             -------
      Total income                                                          $   681
                                                                            -------

Expenses:
Management fee                                                   312
Distribution and service fees                                    416
Audit and legal fees                                              42
Custodian fee                                                     71
Directors' fees                                                    8
Registration expense                                              40
Reports to shareholders                                           33
Transfer agent and shareholder servicing expense                  24
Other expenses                                                     2
                                                             -------
                                                                 948
      Less fees waived                                          (116)
                                                             -------
      Total expenses, net of waivers                                            832
                                                                            -------
NET INVESTMENT INCOME/(LOSS)                                                   (151)
                                                                            -------

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on investments and foreign currency
  transactions                                                  (176)
Change in unrealized appreciation/(depreciation) of
  investments and foreign currency translations               (3,188)
                                                             -------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS                       (3,364)
--------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                              $(3,515)
--------------------------------------------------------------------------------------

(A)Net of $4 foreign tax expense.

See notes to financial statements.

Statement of Changes in Net Assets
(Amounts in Thousands)

Classic Valuation Fund


                                                               For the        For the
                                                              Year Ended     Period Ended
                                                              10/31/01       10/31/00(A)
-----------------------------------------------------------------------------------------
Change in Net Assets:
Net investment income/(loss)                                    $  (151)        $   10

Net realized gain/(loss) on investments and foreign
 currency transactions                                             (176)           (30)

Change in unrealized appreciation/(depreciation) of
 investments and foreign currency translations                   (3,188)         1,027
-----------------------------------------------------------------------------------------
Change in net assets resulting from operations                   (3,515)         1,007

Distributions to shareholders:
   From net investment income
     Primary Class                                                  (10)            --
     Institutional Class                                             --             --

   In excess of net investment income
     Primary Class                                                  (30)            --
     Institutional Class                                             --             --

Change in net assets from Fund share transactions:
     Primary Class                                               47,364          8,512
     Institutional Class                                            115             --
-----------------------------------------------------------------------------------------
Change in net assets                                             43,924          9,519

Net Assets:
Beginning of period                                               9,569             50
-----------------------------------------------------------------------------------------
End of period                                                   $53,493         $9,569
-----------------------------------------------------------------------------------------
Undistributed net investment income/(loss)                      $    --         $   10
-----------------------------------------------------------------------------------------

(A) For the period November 8, 1999 (commencement of operations) to October 31, 2000.

See notes to financial statements.

Financial Highlights
Legg Mason Classic Valuation Fund

  Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                                         Investment Operations
                                                           -------------------------------------------------
                                               Net Asset      Net
                                                Value,     Investment      Net Realized and       Total From
                                               Beginning    Income/     Unrealized Gain/(Loss)    Investment
                                               of Period     (Loss)         on Investments        Operations
------------------------------------------------------------------------------------------------------------

Classic Valuation Fund
Year Ended
   Oct. 31, 2001                                $11.59       $(.02)(A)           $(.49)             $(.51)
Period Ended
   Oct. 31, 2000(B)                              10.00         .01(A)             1.58               1.59
------------------------------------------------------------------------------------------------------------

(A)Net of fees waived pursuant to a contractual expense limitation of 2.00% of average daily net assets until February 28, 2002. If no fees had been waived by the adviser, the annualized ratio of expenses to average net assets for the year ended October 31, 2001, would have been 2.28%; and for the period ended October 31, 2000, 5.98%.

(B)For the period November 8, 1999 (commencement of operations) to October 31, 2000.

(C)Not annualized.

(D)Annualized.

See notes to financial statements.

                        Distributions                                         Ratios/Supplemental Data
    -----------------------------------------------------               ------------------------------------
                 In Excess     From Net                     Net Asset                         Net Investment
     From Net      of Net      Realized                      Value,               Expenses    Income/(Loss)
    Investment   Investment     Gain on         Total        End of     Total    to Average   to Average Net
      Income       Income     Investments   Distributions    Period     Return   Net Assets       Assets
------------------------------------------------------------------------------------------------------------
      $(.01)       $(.02)        $  --          $(.03)       $11.05     (4.43)%    2.00%(A)        (.36)%(A)
         --           --            --             --         11.59     15.90%(C)  2.00%(A,D)       .22%(A,D)
------------------------------------------------------------------------------------------------------------

      Ratios/Supplemental Data
     ---------------------------

     Portfolio     Net Assets,
     Turnover     End of Period
       Rate      (in thousands)
---  ---------------------------
       64.9%         $53,380
       73.0%(D)        9,569
------------------------------------------------

Notes to Financial Statements
Legg Mason Classic Valuation Fund

(Amounts in Thousands)
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

  The Legg Mason Light Street Trust, Inc. ("Corporation"), consisting of the Classic Valuation Fund ("Classic Valuation" or "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

  The Fund consists of two classes of shares: Primary Class, offered since November 8, 1999, and Institutional Class, offered since July 13, 2001. Information about the Institutional Class is contained in a separate report to its shareholders.

Security Valuation

  Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Foreign Currency Translation

  Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Investment Income and Distributions to Shareholders

  Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States; accordingly, reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund will adopt the Guide on November 1, 2001. There will

--------------------------------------------------------------------------------

be no impact on the Fund as a result of adopting the accounting principles required by the Guide.

Security Transactions

  Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At October 31, 2001, receivables for securities sold and payables for securities purchased for the Fund were as follows:

Receivable for              Payable for
Securities Sold         Securities Purchased
--------------------------------------------
     $505                       $434

Federal Income Taxes

  No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Use of Estimates

  Preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

  For the year ended October 31, 2001, investment transactions (excluding short-term investments) were as follows:

Purchases         Proceeds From Sales
-------------------------------------
 $72,048                $26,114

  At October 31, 2001, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for the Fund were as follows:

                                                           Net Appreciation/
  Cost           Appreciation         Depreciation          (Depreciation)
----------------------------------------------------------------------------
$55,462             $2,964              $(5,229)                $(2,265)

  At October 31, 2001, the Fund had a capital loss carryforward for federal income tax purposes of $102, $27 of which will expire in 2008 and $75 of which will expire in 2009.

3. Repurchase Agreements:

  All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise

--------------------------------------------------------------------------------

from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:

  The Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). For its services to the Fund, LMFA receives a fee, calculated daily and payable monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. Under the terms of the agreement, LMFA is required to bear any expenses, including organization costs, through the expiration date set forth below, which would cause the Fund's ratio of expenses to average net assets to exceed a certain set percentage as described below ("percentage"). Thereafter, the Fund is required to reimburse LMFA for such expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Fund's ratio of expenses to average net assets to exceed the percentage.

  LMFA has agreed to waive its fees in any month (exclusive of taxes, interest, brokerage and extraordinary expenses) as shown in the following chart:

                                                                       Year Ended
                                                                    October 31, 2001   At October 31, 2001
                                                                    ----------------   -------------------
                     Management    Expense     Expense Limitation      Management          Management
                        Fee       Limitation    Expiration Date      Fees Waived(A)      Fees Payable(A)
----------------------------------------------------------------------------------------------------------
Primary Class          0.75%        2.00%      February 28, 2002         $100                 $255
Institutional Class    0.75%        1.00%      February 28, 2002         N.M.                 N.M.

---------------

N.M.--Not meaningful.

  Brandywine Asset Management, Inc. ("Brandywine") serves as investment adviser to the Fund and is responsible for the actual investment activity of the Fund. LMFA pays Brandywine a fee, computed daily and payable monthly, at an annual rate of 60% of the fee it receives from the Fund. Fees paid to Brandywine are net of any waivers.

  Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor for the Fund. Legg Mason receives an

---------------
(A)Subject to repayment.

--------------------------------------------------------------------------------

annual distribution fee and an annual service fee based on the Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                               Year Ended
                                            October 31, 2001         At October 31, 2001
                                        ------------------------   ------------------------
               Distribution   Service   Distribution and Service   Distribution and Service
                   Fee          Fee          Fees Waived(B)            Fees Payable(B)
-------------------------------------------------------------------------------------------
Primary Class     0.75%        0.25%              $16                        $104

  Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by the Fund to LMFA or Legg Mason to the extent that, from time to time during the next three fiscal years, the repayment will not cause the Fund's expenses to exceed the limit, if any, imposed by LMFA at that time.

  No brokerage commissions were paid by the Fund to Legg Mason or its affiliates during the year ended October 31, 2001.

  Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason $8 for the year ended October 31, 2001.

  LMFA, Legg Mason and Brandywine are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Line of Credit:

  The Fund, along with certain other Legg Mason Funds, participates in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the year ended October 31, 2001, the Fund had no borrowings under the Credit Agreement.

---------------
(B)Subject to repayment.

--------------------------------------------------------------------------------

6. Fund Share Transactions:

  At October 31, 2001, there were 100,000 shares authorized at $.001 par value for each of the Primary and Institutional Classes of the Fund. Share transactions were as follows:

                                                       Reinvestment
                                        Sold         of Distributions
                                  ----------------   ----------------
                                  Shares   Amount    Shares   Amount
---------------------------------------------------------------------
--Primary Class
  Year Ended October 31, 2001     4,813    $57,002      4     $    40
  Period Ended October 31,
    2000(C)                         939      9,716     --          --
--Institutional Class
  Period Ended October 31,
    2001(D)                          10    $   116     --     $    --
---------------------------------------------------------------------

                                    Repurchased         Net Change
                                  ----------------   ----------------
                                  Shares   Amount    Shares   Amount
---------------------------------------------------------------------
--Primary Class
  Year Ended October 31, 2001      (812)   $(9,678)  4,005    $47,364
  Period Ended October 31,
    2001(C)                        (119)    (1,204)    820      8,512
--Institutional Class
  Period Ended October 31,
    2001(D)                        N.M.    $    (1)     10    $   115

---------------

N.M.--Not meaningful.

---------------

(C)For the period November 8, 1999 (commencement of operations) to October 31, 2000.

(D)For the period July 13, 2001 (commencement of operations) to October 31,
2001.

Report of Independent Accountants
To the Board of Directors of Legg Mason Light Street Trust, Inc. and Shareholders of Classic Valuation Fund:

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Classic Valuation Fund (comprising the Light Street Trust, Inc., hereafter referred to as the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 21, 2001

                       Investment Manager
                       Legg Mason Fund Adviser, Inc.
                       Baltimore, MD

                       Investment Adviser
                       Brandywine Asset Management, Inc.
                       Wilmington, DE
                       Board of Directors
                       John F. Curley, Jr., Chairman
                       Edward A. Taber, III, President
                       Nelson A. Diaz
                       Richard G. Gilmore
                       Arnold L. Lehman
                       Dr. Jill E. McGovern
                       G. Peter O'Brien
                       T. A. Rodgers

                       Transfer and Shareholder Servicing Agent
                       Boston Financial Data Services
                       Boston, MA

                       Custodian
                       State Street Bank & Trust Company
                       Boston, MA

                       Counsel
                       Kirkpatrick & Lockhart LLP
                       Washington, DC

                       Independent Accountants
                       PricewaterhouseCoopers LLP
                       Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED

                   ------------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-233
12/01